UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  July 31, 2000




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Maryland                    1-14045                   36-4219376
---------------         -----------------------       --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation
or organization)




   4800 Montgomery Lane, Suite M25,
   Bethesda, MD                                               20814
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:  301/941-1500




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

      On July 31, 2000, LaSalle Hotel Properties issued a press release announcing its results for the quarter ended June 30, 2000. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

     LaSalle Hotel Properties will host a conference call with investors on Tuesday, August 1, at 10:00 a.m., Eastern Time. To participate in the call, dial 719-457-2663 five minutes before the call begins (9:55 a.m. Eastern). Inform the operator that you are calling in for LaSalle Hotel Properties' second quarter 2000 earnings conference call.

     Additionally, replays of the conference call will be available from 2:00 p.m., Eastern Time, on Tuesday, August 1 until 7:00 p.m., Eastern time, on Thursday, August 3. To access the replay, please dial 719-457-0820 and state your name, company affiliation and passcode 704599.




     SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain statements in this filing and elsewhere (such as in other filings by the Company with the Securities and Exchange Commission, press releases, presentations and communications by the Company or its management and written and oral statements) constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of the Company to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed under "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's annual report on Form 10-K for the year ended December 31, 1999, under "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2000, under "Certain Relationships and Related Transactions" and elsewhere in the Company's proxy statement with respect to the annual meeting of shareholders held on May 17, 2000 under "Risk Factors" and elsewhere in the Company's Registration Statement (No. 333-77371), and in other reports filed by the Company with the Securities and Exchange Commission. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any change in events or circumstances or in the Company's expectations.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99  Press release dated July 31, 2000 issued by
                  LaSalle Hotel Properties.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 31, 2000                LASALLE HOTEL PROPERTIES



                                    By:   /s/ HANS S. WEGER
                                          ------------------------------
                                          Hans S. Weger
                                          Executive Vice President,
                                          Treasurer and Chief Financial
                                          Officer (Authorized Officer and
                                          Principal Financial and
                                          Accounting Officer)

                               EXHIBIT INDEX
                               -------------


Exhibit
Number            Description
-------           -----------

Exhibit 99        Press release dated July 31, 2000.